UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 12, 2026 (June 10, 2026)

Optimum Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

001-38126		38-3980194
(Commission File Number)		(IRS Employer Identification Number)

1 Court Square West
Long Island City,	New York	11101
(Address of principal executive offices)		(Zip Code)

(516) 803-2300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	OPTU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On June 10, 2026, Optimum Communications, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, the Company’s Class A and Class B stockholders voted together as a single class on the following proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the SEC on April 30, 2026: (i) the election of Patrick Drahi, David Drahi, Dexter Goei, Dennis Mathew, Mark Mullen, Dennis Okhuijsen, Susan Schnabel, Charles Stewart and Raymond Svider to the Company’s Board of Directors for one-year terms; and (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year.
The voting results for each proposal, including the number of votes cast for and against, as well as abstentions and broker non-votes, as applicable, are set forth below. In accordance with the Company’s Amended and Restated Certificate of Incorporation, Class A stockholders have one vote per share and Class B stockholders have twenty-five votes per share.
No other matters were considered and voted on by the stockholders at the Annual Meeting.
Proposal 1: Election of Directors

	For	Against	Abstain	Broker Non-Votes
Patrick Drahi	4,674,166,959	76,168,266	4,950,523	52,469,525
David Drahi	4,625,140,530	125,194,710	4,950,508	52,469,525
Dexter Goei	4,658,485,139	91,848,943	4,951,666	52,469,525
Dennis Mathew	4,668,277,398	82,059,646	4,948,704	52,469,525
Mark Mullen	4,649,822,034	100,513,625	4,950,089	52,469,525
Dennis Okhuijsen	4,672,461,587	77,844,777	4,979,384	52,469,525
Susan Schnabel	4,675,189,058	75,121,452	4,975,238	52,469,525
Charles Stewart	4,625,374,992	124,929,941	4,980,815	52,469,525
Raymond Svider	4,623,594,038	126,718,405	4,973,305	52,469,525
Proposal 2: Ratification of Appointment of KPMG LLP as Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
4,786,138,349	10,333,164	11,283,760	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMUM COMMUNICATIONS, INC.

Dated: June 12, 2026	By:	/s/ Michael E. Olsen
Michael E. Olsen
General Counsel & Chief Corporate Responsibility Officer